Exhibit 10.26
ORDER FOR SUPPLIES OR SERVICES Form Approved OMB No. 0704-0187 Expires Aug. 31, 1992 Page 1 of 8 Pages 1. CONTRACT/PURCH ORDER NO. N00014-06-M-0297 2. DELIVERY ORDER NO. 3. DATE OF ORDER SEE BLK.24 4. REQUISITION/PURCH REQUEST NO. 06PR08640-00 5. PRIORITY DO-C9(J) 6. ISSUED BY CODE N0014 OFFICE OF NAVAL RESEARCH ONR 251 LAQUIA S. GEATHERS (703)588-0475 E-MAIL GEATHEL@ONR.NAVY.MIL 875 NORTH RANDOLPH STREET —SUITE 1425 ARLINGTON, VA 22203-1995 7. ADMINISTERED BY (IF OTHER THAN BLOCK 6) CODE S0512A DCMA LOS ANGELES 16111 PLUMMER STREET BLDG 10 2ND FLOOR SEPULVEDA, CA 91343 8. DELIVERY FOB X DEST OTHER (SEE SCHEDULE OF OTHER) 9. CONTRACTOR CODE 1ZBL9 FACILITY CODE IONFINITY, LLC 2400 LINCOLN AVENUE ALTADENA, CA 91001-5436 10. DELIVER TO FOB POINT BY (DATE) (YYMMDD) SEE PAGE 2 11. MARK OF BUSINESS IS X SMALL SMALL DIS- ADVANTAGED WOMAN-OWNED 12. DISCOUNT TERMS NET 30 DAYS 13. MAIL INVOICES TO See Pages 3 and 4 14. SHIP TO CODE N00019 NAVAL AIR SYSTEMS COMMAND ATTN JOHN HYNEK, CODE AIR 4.5.3.2 (301) 342-9108 48110 SHAW ROAD, UNIT 5, BLDG 2830 PATUXENT RIVER, MD 20670 15. PAYMENT WILL BE MADE BY CODE HQ339 DFAS COLUMBUS WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS, OH 43218-2381 MARK ALL PACKAGES AND PAPERS WITH CONTRACT OR ORDER NUMBER DELIVERY The delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract. Reference your: See Page 2 Furnish the following on terms specified herein. PURCHASE X ACCEPTENCE, THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORN THE SAME 16. TYPE OF ORDER NAME OF CONTRACTOR SIGNATURE TYPED NAME AND TITLE DATE SIGNED (YYMMDD) ACCOUNTING AND APPROPRIATION DATA/LOCAL USE SEE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET (S) 18. ITEM NO. 19. SCHEDULE OF SUPPLIES/SERVICES 20. QUANITIY ORDERED/ACCEPTED 21. UNIT 22. UNIT PRICE 23. AMOUNT See Page 2 This purchase order is written in accordance with the Small Business Technology Transfer (STTR) program as authorized by 15 U.S.C. 638 For Description of Supplies and delivery schedule See Page 2 * If quantity accepted by the Government is same as quantity ordered, indicate by X, If different, enter actual quantity accepted below quantity ordered and encircle. 24. UNITED STATES OF AMERICA BY: ___S Pierce___8/1/06___CONTRACTING/ORDERING OFFICER 25. TOTAL See Page 2 29.. DIFFERNCES 28. QUANTITY IN COLUMN 20 HAS BEEN 27. SHIPPING NO 29. D.O. VOUCHER NO. 30. INITIALS ___INSPECTED ___RECEIVED ___ACCEPTED AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED DATE SIGNATURE OF AUTHORIZED GOV. REPRESENTATIVE PARTIAL FINAL 32. PAID BY 33. AMOUNT VERIFIED CORRECT FOR 34. CHECK NUMB ER 36. I CERTIFY THIS ACCONT IS ORRECT AND PROPER FOR PAYMENT DATE SIGNATURE AND TITLE OF CERTIFYING OFFICER 31. PAYMENT ___COMPLETE ___PARTIAL ___FINAL 35. BILL OF LADING NO.37. RECEIVED AT 38. RECEIVED BY 39. DATE RECEIVED 40. TOTAL CONTAINERS 41. S/R ACCOUNT NUMBER 42. S/R VOUCHER NO.

SUPPLIES OR SERVICES AND PRICES/COSTS

BASE (7 months)
ITEM NO.	SUPPLIES/SERVICES	QTY	UNIT OF ISSUE	AMOUNT
0001	The contractor shall conduct research and provide reports in accordance with Paragraph 1 below.			NSP
0001AA	Progress Report	1	EA	$30,000.00
0001AB	Progress Report	1	EA	$25,000.00
0001AC	Final Report (In accordance with Section 6, Electronic Submission of summary Final Report (Phase I))	1	EA	$15,000.00
ITEM 0001 FIRM FIXED PRICE				$70,000.00

TOTAL FIRM FIXED PRICE: $70,000.00
1.	Under Item 0001, the Contractor shall conduct research and provide reports in accordance with the section entitled “Phase I Work Plan,” tasks 4.1 through 4.12 of its proposal entitled “Miniature Electronic Sniffer for Navy Vertical Take off Unmanned Aerial Vehicles (VTUAVs),” dated 14 April 2006, submitted in response to STTR topic N06TO10, which section is incorporated herein by reference.

2.	The Contractor shall accomplish the work during the period commencing 0l AUG 06 through 31 JAN 2007. Delivery of Sub Items shall be in accordance with the following schedule. Inspection and acceptance is at destination.

CLIN/SLIN	Delivery Date
0001AA	11 SEP 2006
0001AB	15 NOV 2006
0001AC	17 JAN 2007

3. INVENTION DISCLOSURES AND REPORTS
The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer (ACO). The ACO (Refer to Block 7 of the DD Form 1155 for POC information) will forward invention disclosures and reports directly to Corporate Counsel (Code OOCC), Office of Naval Research, Department of the Navy. 875 North Randolph Street, Suite 1425, Arlington. VA 22203-1995. Corporate Counsel will return the reports along with a recommendation to the ACO. Corporate Counsel represents the Contracting Officer regarding invention reporting matters arising under this purchase order.
4. ONR 5252.219-9717 Special Small Business Innovative Research (SBIR) Requirements
(DEC 88) — DEV/ATION Special Small Business Technology Transfer (STTR) Requirements (SEP 94)
A minimum of40% of the research and/or analytical effort shall be carried out by the small business firm and a minimum of 30% of the effort shall be carried out by the research institution, unless approved in writing by the Contracting Officer.
The research or research and development work under this contract shall be performed by the Contractor in the United States. “United States” means the several states, the Territories and possessions of the United States, the Commonwealth of Puerto Rico, and the Commonwealth of the Northern Mariana Islands, the Trust Territory of the Pacific Islands, and the District of Columbia.
The principal investigator must he primarily employed with the small business firm or research institution and the small business concern must have at least one employee in a management position whose primary employment IS With the small business and who is not also employed by the research institution. Primary employment means that more than one half of the employee’s time is spent with the small business.
The small business must negotiate a written agreement with the research institution allocating intellectual rights as described in section 3.5.e of the solicitation.
5. ELECTRONIC SUBMISSION OF SUMMARY FINAL REPORT (PHASE I)
You must submit an electronic NONPROPRIETARY summary of your final report directly to the Navy SBIR/STTR website at www.navysbir.com. To submit this report, select Submission, then select Submit a Phase I or II Summary Report, then select Begin Submission Process. Enter your firm name and the password used to submit proposals to the DoD Proposal Submission website. Select Summary Report and Add a New Report. Follow the remaining instructions given on the submission website. Additional guidance on payment issues, progress and final report formats, Phase II plans, and other information on SBlR and STIR programs can be found at the Navy SBIRISTTR website at www.navysbir.com

6. INSTRUCTIONS FOR PAYMENT
The Office of Naval Research will utilize the new DoD Wide Area Workflow Receipt and Acceptance (WAWF) system. This web based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/invoices will no longer be accepted for payment.
It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for VAWF at http://wawftraining.com. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor Quick Reference Guides are also available at http://www.acquisition.nayy.mil/navyaos/contentlview/fulll3521/). The most useful guides are “Getting Started for Vendors”, “WAWF Vendor Guide”, and either “Creating a Combo Receiving Report and Invoice” or “Creating a 2-in-1 Service Invoice”; use the latter if the invoice is for services only.
The designated CCR EB point of contact is responsible for activating the company’s CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF: https://wawf.eb.mil.
The designated CCR EB point of contact is responsible for activating the company’s CAGE code on WAWF by calling I866- 618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF https://wawf.eb.mil
The following required information should automatically fill-in via WAWF; If it does not fill-in, include the following:
Issue By DODAAC: NOOOl4
Admin DODAAC: [Use the 6 character “ADMINISTERED BY” CODE as listed on page one of the award document]
Pay DODAAC: [Use the 6 character “PAYMENT WILL BE MADE BY” CODE as listed on page one of the award document]
Fill-Ill the following additional information:
Service Acceptor DODAAC: N00014 (Note- this line is required only with “Invoice as 2-in-1” (Services Only) type invoices).
Ship to Code DODAAC: [Use the 6 character “SHIP TO” CODE as listed on page one of the award document] (Note- this line is required only with “Invoice and Receiving Report (Combo)” type invoices).
The following additional information may need to be filled in:
LPO DODAAC: N00014 (Note- this line is required only when the “PAYMENT WILL BE MADE BY” DODAAC begins with an ‘N’)
After self-registering and logging onto the WAWF system, click on th plus sign next to the word “vendor” and then click on the “Create New Document” link. Enter the contract number, cage code and pay DODAAC (above) and hit submit. Select either the: Invoice as 2-in-1 (Services Only) for services/R & D (can include incidental supplies or “ Invoice and Receiving Report (Combo)” for supplies/services) invoice type within WAWF-RA. Both types of Invoices fulfills any requirement for submission of the Material Inspection and Receiving Report, DD Form 250. Back up documentation, 5MB limit, can be included and attached to the invoice in \VAWF under the “Misc Info” tab. Fill-in all applicable information under each tab. If any of your reports are above 5 MB then only submit the first several pages through this system. Attachments created in any Microsoft Office product are attachable to the Invoice. Reports attached in WAWF wi11 go to the STIR Program Manager only. Reports must still be submitted to the Program Officer as directed under Item number 8.
Take special care when you enter Line Item information — the Line Item lab IS where you will detail your request for payment and material/services that were provided based upon the contract. Be sure to fill in the following two informational items exactly as they appear in the contract:
1) Item Number: If the contract schedule has more than one ACRN listed as sub items under the applicable Contract Line item Number (CUN), use the 6 character separately identified Sub Line Item Number (SUN) (e.g. — 0001AA) or informational SUN (e.g. — 00010 I), otherwise use the 4 character CUN (e.g, — OOOI).
2) ACRN: Fill-in the applicable 2 alpha character ACRN that is associated with the SUN or CLIN. (Note — DO NOT INVOICE FOR MORE THAN IS STILL AVAILABLE UNDER ANY ACRN).
After all required information is included, click on the “Submit” button under the “Header” tab.
A separate invoice will be prepared for each of the 3 increments of the payments due as listed under 3 of this contract.
The 3rd invoice must be submitted as a final invoice (select “Y” in the Final Invoice block). Do not combine the payment claims for services under this contract.
Helpful Note: Shipment Number format should be three alpha and 4 numeric (e.g., SER000l).
Note: The contractor shall submit invoices for payment per contract terms and the Government shall process invoices for payment per contract terms,
If you have any questions regarding the WAWF, please contact the DoN WA\VF Assistance Line at 1-800-559-9293